                                   MANAGEMENT

INVESTMENT ADVISER. Since November 15, 1971, Reserve Management Company, Inc. ("RMCI") 1250 Broadway, New York, NY 10001 and its affiliates have provided investment advice to The Reserve Funds. RMCI serves as the investment adviser to The Reserve Fund (the "Trust"). As a result of recent shareholder votes, each of the Funds has entered into a new Investment Management Agreement ("Agreement") with RMCI effective June 26, 1999, which is substantially similar to the Investment Management Agreement previously in effect with regard to each Fund, except for a new comprehensive management fee. The U.S. Treasury Fund, since inception, has been subject to a comprehensive management fee. The Agreement provides that RMCI provides continuous investment advisory and management services to the Funds

       RMCI manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. For its services, RMCI receives a fee of 0.80% per year of the average daily net assets of each Fund. RMCI pays all employee and customary operating expenses of the Fund. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share.

                  ANNUAL FUND OPERATING EXPENSES FOR ALL FUNDS
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                U.S.              U.S.
                                                             PRIMARY         GOVERNMENT         TREASURY
                                                              FUND              FUND              FUND
                                                              ----              ----              ----
Comprehensive Management Fee (a).....................         .80%               .80%             .80%
12b-1 Fees (b).......................................         .20%               .20%             .20%
                                                             ----               ----             ----
Total Operating Expenses.............................        1.00%              1.00%            1.00%
                                                             ====               ====             ====

       (a) The comprehensive management fee includes advisory and customary operating expenses. However, the Funds may be charged for certain non-recurring extraordinary expenses and its allocated or direct share of certain other expenses.

       (b) The Funds have adopted a Rule 12b-1 plan which allows the Funds to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.20% per year of each Fund's average net assets. As these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             ----------------------
                 THE RESERVE FUND SUPPLEMENT DATED JULY 1, 1999.
         SUPPLEMENT TO THE RESERVE FUND PROSPECTUS DATED JULY 31, 1998.
 Investors are advised to update their records and retain this information for future reference.